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                                                                      EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report, incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements File Numbers 33-32501 and 33-34947.


                                               ARTHUR ANDERSEN LLP

San Diego, California
March 27, 1998